SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                           ------------

                            FORM 8-K/A

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)




     FLORIDA                  1-7159            59-0573002
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 (State or other           (Commission          (I.R.S. Employer
  jurisdiction              File Number)        Identification No.)
    of incorporation)


155 East 21st Street
Jacksonville, Florida                             32206
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781


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  (Former Name or Former Address, if Changed Since Last Report)


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     Preliminary Note:   Florida Rock Industries, Inc. (the
"Company") files this amendment to the Current Report on Form 8-K/A filed on October 27, 2003, which amended the Current Report on Form 8-K filed on August 27, 2003, (i) to file Exhibit 23.1, Consent of Ernst & Young LLP, independent public accountants, in which Ernst & Young LLP consents to the incorporation by reference into certain of the Company's registration statements of its report dated October 3, 2003, which appears in the Company's Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on October 27, 2003 and (2) to include the city and name of the independent auditors, which information was inadvertently omitted, on the Report of the Independent Auditors which appears in the Current Report on Form 8-K/A filed on October 27, 2003. Changed information in the Current Report is noted with an asterisk (*).


ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

          Lafarge Florida, Inc. ("Lafarge Florida") Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2002, together with the Report of the Independent Auditors, are filed as Exhibit 99.1 to this Form 8-K/A.

          (b)  Pro Forma Financial Information.

          On August 12, 2003, Florida Rock Industries, Inc. (the "Company") purchased from Lafarge North America, Inc. ("Lafarge") all of the capital stock of Lafarge Florida, Inc. ("Lafarge Florida") for $123,950,000 in cash, pursuant to the Stock Purchase Agreement dated July 2, 2003, between the Company and Lafarge. The purchase price is subject to adjustment based on the final working capital of Lafarge.

          The Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003, and related Statements of Income for the year ended September 30, 2002, and the nine months ended June 30, 2003, of the Company and Lafarge Florida illustrate the pro forma effect of the Company's acquisition of Lafarge Florida. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if the acquisition occurred on June 30, 2003, and the Unaudited Pro Forma Combined Statements of Income have been prepared as if the acquisition occurred on October 1, 2001. The Pro Forma Financial Statements are filed as Exhibit 99.2 to this Form 8-K/A.

          The Company has not completed a final determination of the required purchase accounting adjustments. Accordingly, the adjustments made in connection with preparing the Unaudited Pro Forma Combined Financial Statements are preliminary and have been made solely for purposes of preparing the pro forma combined financial information.

          The Pro Forma Financial Statements have been prepared for comparative purposes only. The actual financial position and results of operations of the Company (as combined with Lafarge Florida) may differ significantly from the pro forma amounts reflected. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or the financial position of the Company had the transactions occurred as of the


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dates indicated above and do not purport to indicate operating results or the financial condition of the Company which may be attained in the future. The pro forma adjustments do not reflect any potential operating efficiencies or cost savings which may be attained by the Company as a result of the acquisition of Lafarge Florida.

          (c)  Exhibits.

          *23.1 Consent of Ernst & Young LLP, independent public accountants.

          99.1. Lafarge Florida, Inc. Financial Statements for the year ended December 31, 2002, together with the Report of the Independent Auditors.

          99.2 Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003, and Unaudited Pro Forma Combined Statements of Income for the year ended September 30, 2002 and the nine months ended June 30, 2003, of Florida Rock Industries, Inc. and Lafarge Florida, Inc.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FLORIDA ROCK INDUSTRIES, INC.


Date: March 10, 2004        By: /s/ John D. Milton, Jr.
                               ---------------------------------
                               John D. Milton, Jr.
                               Executive Vice President,
                               Treasurer and Chief Financial Officer

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                          EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION


*23.1          Consent of Ernst & Young LLP,
               independent public accountants.

99.1. Lafarge Florida, Inc. Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2002, together with the Report of the Independent Auditors.

99.2 Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003, and Unaudited Pro Forma Combined Statements of Income for the year ended September 30, 2002 and the nine months ended June 30, 2003, of Florida Rock Industries, Inc. and Lafarge Florida, Inc.


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